SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 4, 2000
                                Date of Report
                      (Date of Earliest Event Reported)

                            PACIFIC WEBWORKS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                        180 South 300 West, Suite 400
                          Salt Lake City, Utah 84101
                   (Address of principal executive offices)

                                (801) 578-9020
                        Registrant's telephone number

          NEVADA                  000-26731             87-0627910
(State of Incorporation)    (Commission File Number)  (I.R.S. Employer
                                                      Identification No.)

ITEM 2:     ACQUISITION AND DISPOSITION OF ASSETS

     On April 4, 2000, Pacific WebWorks signed an Agreement and Plan of Reorganization ("Agreement") to acquire all the outstanding and issued common stock of IntelliPay, Inc., a Delaware corporation, ("IntelliPay"). Pursuant to the Agreement, Pacific WebWorks's will issue 2,400,000 shares, par value $0.001, in exchange for 1,000 outstanding shares of IntelliPay. Upon closing of the Agreement, IntelliPay will become a wholly owned subsidiary of Pacific WebWorks.

      Pacific WebWorks and IntelliPay have been working closely together for two years. Last year the companies entered into a joint venture to establish MainStreetSquare.com, an online shopping portal. IntelliPay will continue to operate its business as it has prior to the acquisition. IntelliPay helps companies in their use of e-commerce web sites. IntelliPay's major assets include computer hardware and software that are an integral part of its operations. It specializes in providing online, secure and real-time payment processing services for businesses of all sizes. IntelliPay systems use industry standard security components and methods, the same standards used by all major commerce sites.

      Due to the unknown future potential of both companies, the parties based the consideration for the acquisition on the market price of shares and estimated revenues. The parties agreed to value IntelliPay at $9,045,000
based on multiplying its 1999 revenues by 4.5.   At the time of the
negotiations, Pacific WebWork's shares were trading at approximately $3.50 per share resulting in the 2,400,000 shares being valued at $8,400,000.

     The acquisition was completed pursuant to the statutory requirements of Delaware and Nevada state law. For tax purposes, the merger was structured as a tax free exchange pursuant to Section 368 (a)(1) (B) of the Internal Revenue Code. Upon closing Pacific WebWorks will hold 100% of the IntelliPay shares and IntelliPay's 18 shareholders will hold 18.7% of Pacific WebWorks outstanding shares. In addition, IntelliPay shareholders received registration rights for a portion of their shares in the event Pacific WebWorks registers a specified amount of shares under the Securities Act of 1933, as amended, within the next two years.


ITEM 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    Financial Statements.

      As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements of IntelliPay which are required by this Item 7(a). Such financial statements shall be filed by amendment to this Form 8-K not later than 60 days from April 19, 2000.

       (b)    Pro Forma Financial Information.

       As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial
information required by this Item 7(b) of Form 8-K.   Such financial
statements shall be filed by amendment to this Form 8-K not later than 60 days from April 19, 2000.

       (c)    Exhibits.

Exhibit
No.      Exhibit
------   -------

2.1 Agreement and Plan of Reorganization between Pacific WebWorks and IntelliPay, Dated April 4, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned who are duly authorized.

Pacific WebWorks, Inc.


         /S/ Christian Larsen                         April 18, 2000
By: ____________________________________     Date: ___________________
      Christian Larsen, President, C.E.O.



      /s/ Mat Dastrup                                April 18, 2000
By: _____________________________________    Date: ___________________
     Mat Dastrup, Chief Financial Officer